Ex. 99.1

LETTER OF TRANSMITTAL

TO TENDER
5 3/8% SENIOR NOTES DUE 2006
6 3/8% SENIOR NOTES DUE 2011
6 3/8% SENIOR NOTES DUE 2031
OF

TENET HEALTHCARE CORPORATION
PURSUANT TO THE PROSPECTUS DATED            , 2002

  THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2002, UNLESS EXTENDED AS TO ONE OR MORE SERIES.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFERS IS:

    THE BANK OF NEW YORK

BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:	BY MAIL/OVERNIGHT COURIER/HAND:
(212) 235-2261 Attention: Mr. Santino Ginocchietti	The Bank of New York Reorganization Unit 15 Broad Street, 16th Floor
CONFIRM BY TELEPHONE: (212) 235-2363	New York, New York 10286 Attention: Mr. Santino Ginocchietti

    Transmission of this letter of transmittal via facsimile to a number other than as set forth above or delivery of this letter of transmittal to an address other than as set forth above will not constitute a valid delivery.

    You should carefully read the instructions contained in this letter of transmittal before completing it. Certain terms used but not defined herein shall have the same meaning given them in the prospectus (as defined below).

    This letter of transmittal is to be completed by holders of old notes (as defined below) if either (1) old notes are to be forwarded herewith or (2) tenders of old notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offers—Procedures for Tendering" in the prospectus and an agent's message (as defined below) is not delivered.

    Holders of old notes whose certificates for old notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent or complete the procedures for book-entry transfer prior to the expiration time (as defined in the prospectus) with respect to the series of old notes being tendered must tender their old notes according to the guaranteed delivery procedures set forth in "The Exchange Offers—Procedures for Tendering" in the prospectus.

    Delivery of documents to DTC does not constitute delivery to the exchange agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

DESCRIPTION OF OLD NOTES TENDERED

NAME AND ADDRESS OF REGISTERED HOLDER (PLEASE FILL IN IF BLANK)	CERTIFICATE NUMBERS*	AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES	PRINCIPAL AMOUNT AND SERIES OF OLD NOTES TENDERED**	NUMBER OF BENEFICIAL HOLDERS FOR WHICH OLD NOTES ARE HELD

		$	$

	TOTAL AMOUNT TENDERED:	$	$

*
Need not be completed by book-entry holders.

**
Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes of each series held by it. Old notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple of $1,000.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (defined in instruction 1) ONLY

/ /	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNTS MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution(s):__________________________________________________________________

  DTC Account Number(s):_____________________________________________________________________

  Transaction Code Number:_____________________________________________________________________

/ /
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name of Registered Holder:___________________________________________________________________

  Window Ticket Number (if any):________________________________________________________________

  Date of Execution of Notice of Guaranteed Delivery:_____________________________________________

  Name of Institution which Guaranteed Delivery:__________________________________________________

  IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

  Name of Tendering Institution:_________________________________________________________________

  DTC Account Number(s):_____________________________________________________________________

  Transaction Code Number:_____________________________________________________________________

/ /	CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE.
/ /
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:_______________________________________________________________________________________

  Address:_____________________________________________________________________________________

  Area Code and Telephone Number:_____________________________________________________________

Ladies and Gentlemen:

    The undersigned hereby tenders to Tenet Healthcare Corporation, a Nevada corporation (the "Company"), the above-described principal amount of the Company's 5 3/8% Senior Notes due 2006, 6 3/8% Senior Notes due 2011 and/or 6 7/8% Senior Notes due 2031 (the "old notes") in exchange for a like aggregate principal amount of the Company's 5 3/8% Senior Notes due 2006, 6 3/8% Senior Notes due 2011 and/or 6 7/8% Senior Notes due 2031 (the "new notes" and together with the old notes, the "notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus dated            , 2002 (as the same may be amended or supplemented from time to time, the "prospectus"), receipt of which is acknowledged, and in this letter of transmittal (which, together with the prospectus, constitutes as to each series an "exchange offer").

    Subject to and effective upon the acceptance for exchange of all or any portion of the old notes tendered herewith in accordance with the terms and conditions of the exchange offers (including, if an exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such old notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of the Company in connection with the exchange offers) with respect to the tendered old notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates for old notes together with all accompanying evidences of transfer and authenticity to or upon the order of the Company, upon receipt by the exchange agent, as the undersigned's agent, of the new notes to be issued in exchange for such old notes, (2) present certificates for such old notes for transfer, and transfer the old notes on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such old notes,all in accordance with the terms and conditions of the exchange offers.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the old notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the old notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the old notes tendered hereby, and the undersigned will comply with any obligations it may have under the exchange and registration rights agreement (as described in the prospectus). The undersigned has read and agrees to all of the terms of the exchange offers.

    The name and address of the registered holder of the old notes tendered hereby have been printed above, if they are not already set forth above, as they appear on the certificates representing such old notes. The certificate numbers, the principal amount and the series of the old notes that the undersigned wishes to tender have also been indicated in the appropriate columns above.

    If any tendered old notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more old notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered old notes will be returned (or, in the case of old notes tendered by book-entry transfer, such old notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the applicable exchange offer.

    The undersigned understands that tenders of old notes pursuant to any one of the procedures described under "The Exchange Offers—Procedures for Tendering" in the prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered old notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer relating to the series of notes tendered. The undersigned recognizes that, under certain circumstances set forth in the prospectus, the Company may not be required to accept for exchange any of the old notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the new notes be issued in the name of the undersigned or, in the case of a book-entry transfer of old notes, that such new notes be credited to the appropriate account indicated above maintained at DTC. If applicable, substitute certificates representing old notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of old notes, will be credited to the appropriate account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver new notes to the undersigned at the address shown below the undersigned's signature.

    By tendering old notes and executing this letter of transmittal, the undersigned hereby represents and agrees that (1) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (2) any new notes to be received by the undersigned are being acquired in the ordinary course of its business, (3) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of new notes to be received in the exchange offer, and (4) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such new notes. By tendering old notes pursuant to the exchange offer and executing this letter of transmittal, a holder of old notes which is a broker-dealer represents and agrees, consistent with certain interpretative letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (1) such old notes held by the broker-dealer are held only as a nominee, or (2) such old notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such new notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

    The Company has agreed that, subject to the provisions of the exchange and registration rights agreement, the prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new notes received in exchange for old notes, where such old notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the expiration date of the applicable exchange offer (subject to extension under certain limited circumstances described in the prospectus) or, if earlier, when all such new notes have been disposed of by such broker-dealer. In that regard, each broker-dealer who acquired old notes for its own account as a result of market-making or other trading activities, by tendering such old notes and executing this letter of transmittal, agrees that, upon receipt of notice from the Company of (1) the existence of any fact or the happening of any event that makes any statement of a material fact made in the prospectus, the registration statement in which it is contained (the "registration statement"), any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the prospectus or registration statement in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (2) the occurrence of certain other events specified in the exchange and registration rights agreement, such broker-dealer will suspend the sale of new notes pursuant to the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer or the Company has given notice that the sale of the new notes may be resumed and such broker-dealer has received copies of additional filings incorporated by reference in the prospectus, as the case may be. If the Company gives notice to suspend the sale of the new notes, it shall extend the 180-day period referred to above during which such broker-dealer is entitled to use the prospectus in connection with the resale of new notes by the number of days during the period from and including the date of the giving of such notice to and including the date such broker-dealer shall have received copies of the amended or supplemented prospectus necessary to permit resales of the new notes or to and including the date on which the Company has given notice that the sale of new notes may be resumed, as the case may be.

    Holders whose old notes are accepted for exchange will not receive interest payments on such old notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such old notes prior to the original issue date of the new notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such old notes, and the undersigned waives the right to receive any interest on such old notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after November 6, 2001.

    All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus, this tender is irrevocable.

HOLDERS SIGN HERE
(SEE INSTRUCTIONS 2, 5 AND 6;
SIGNATURE MUST BE GUARANTEED BELOW IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder exactly as name appears on certificates for the old notes hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the exchange agent to comply with the restrictions on transfer applicable to the old notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signatory's full title. See instruction 5.

________________________________________________________________________________________________

________________________________________________________________________________________________

Signature(s)

Name(s)_____________________________________________________________________________________

________________________________________________________________________________________________

(Please print)

Taxpayer Identification or Social Security Number(s)______________________________________________

Capacity (full title), if signing in a
fiduciary or representative capacity______________________________________________________________

________________________________________________________________________________________________

Telephone (Include area code)_________________________________________________________________

Address (Include zip code)_____________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

Date________________________________________________________________________________________

GUARANTEE OF SIGNATURE
(SEE INSTRUCTIONS 2 AND 5)

Name of Firm________________________________________________________________________________

Authorized Signature__________________________________________________________________________

Title________________________________________________________________________________________

Telephone Number
(Include area code)___________________________________________________________________________

Address (Include zip code)_____________________________________________________________________

________________________________________________________________________________________________

Date________________________________________________________________________________________

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if the new notes and/or any old notes that are not tendered are to be issued in the name of someone other than the registered holder of the old notes whose name appears above.

  Issue:

  / / New notes

  / / Old notes not tendered

  to:

Name
(Please print)
Telephone
(Include area code)
Address

(Include zip code)

Taxpayer Identification or Social Security Number

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if the new notes and/or any old notes that are not tendered are to be sent to someone other than the registered holder of the old notes whose name appears above, or to such registered holder at an address other than that shown above.

  Mail:

  / / New notes

  / / Old notes not tendered

  to:

Name
(Please print)
Telephone
(Include area code)
Address

(Include zip code)

Taxpayer Identification or Social Security Number

  INSTRUCTIONS
  (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS)

    1.  Delivery of letters of transmittal and certificates; guaranteed delivery procedures.  This letter of transmittal is to be completed if either (a) certificates for old notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offers—Procedures for Tendering" in the prospectus and an agent's message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of old notes into the applicable exchange agent's account at DTC, as well as this letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the applicable exchange agent at its number or address set forth on the cover page of this letter of transmittal prior to the expiration time relating to the series of old notes being tendered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of old notes into the applicable exchange agent's account at DTC. The term "agent's message" means a message, transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by this letter of transmittal (including the representations contained herein) and that the Company may enforce the letter of transmittal against such holder. Old notes may be tendered in a principal amount of $1,000 and integral multiples of $1,000.

    Holders who wish to tender their old notes and (1) whose old notes are not immediately available or (2) who cannot deliver their old notes, this letter of transmittal and all other required documents to the exchange agent prior to the applicable expiration time or (3) who cannot complete the procedures for delivery by book-entry transfer prior to the applicable expiration time, may tender their old notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offers—Procedures for Tendering" in the prospectus. Pursuant to such procedures: (1) such tender must be made by or through an eligible institution (as defined below); (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Company, must be received by the exchange agent prior to the applicable expiration time; and (3) the certificates (or a book-entry confirmation) representing all tendered old notes, in proper form for transfer, together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an agent's message in lieu of the letter of transmittal, and any other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the applicable expiration time, all as provided in "The Exchange Offers—Procedures for Tendering" in the prospectus.

    The notice of guaranteed delivery may be transmitted by facsimile or delivered by mail, hand or overnight courier to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice. As used herein and in the prospectus, "eligible institution" means an "eligible guarantor institution" meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other "signature guarantee program" as may be determined by the registrar for the notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

    The method of delivery of certificates, this letter of transmittal and all other required documents is at the option and sole risk of the tendering holder and delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure delivery prior to the expiration time for the exchange offer relating to the old notes being tendered.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    2.  Guarantee of signatures.  No signature guarantee on this letter of transmittal is required if:

  •
  this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the old notes) of old notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

  •
  old notes are tendered for the account of a firm that is an eligible institution.

    In all other cases, an eligible institution must guarantee the signature on this letter of transmittal. See instruction 5.

    3.  Inadequate space.  If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate numbers, the principal amount and the series of old notes and any other required information should be listed on a separate signed schedule which is attached to this letter of transmittal.

    4.  Partial tenders and withdrawal rights.  Tenders of old notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than all the old notes evidenced by any certificate submitted are to be tendered, fill in the principal amount and series of old notes which are to be tendered under the column entitled "Principal Amount and Series of Old Notes Tendered." In such case, a new certificate for the remainder of the old notes that were evidenced by the old certificate will be sent to the holder of the old notes promptly after the expiration time for the exchange offer relating to the series of old notes tendered unless the appropriate boxes on this letter of transmittal are completed. All old notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of old notes may be withdrawn at any time prior to the applicable expiration time. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be received by the exchange agent at its number or address set forth on the cover page of this letter of transmittal prior to such time. Any such notice of withdrawal must specify the name of the person who tendered the old notes to be withdrawn, the aggregate principal amount and series of old notes to be withdrawn, and (if certificates for old notes have been tendered) the certificate number and the name of the registered holder of the old notes as set forth on the certificates for the old notes, if different from that of the person who tendered such old notes. Any such notice must also contain a statement that the tendering holder is withdrawing its election to have the old notes exchanged and be signed in the same manner as the original signature on the letter of transmittal by which the old notes were tendered, including any required signature guarantees. If certificates for the old notes have been delivered or otherwise identified to the exchange agent, then prior to the physical release of such certificates for the old notes, the tendering holder must submit the serial numbers shown on the particular certificates for the old notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of old notes tendered for the account of an eligible institution. If old notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offers—Procedures for Tendering" in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of old notes, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written or facsimile transmission prior to the applicable expiration time. Withdrawals of tenders of old notes may not be rescinded and old notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offers, but may be retendered at any subsequent time prior to the expiration time relating to the series being retendered by following any of the procedures described in the prospectus under "The Exchange Offers—Procedures for Tendering."

    The Company will determine all questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices in its sole discretion and its determination shall be final and binding on all parties. The Company, any of its affiliates or assigns, the exchange agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any old notes which have been tendered but which are timely withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

    5.  Signatures on letter of transmittal; assignments and endorsements.  If this letter of transmittal is signed by the registered holder of the old notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or facsimiles thereof) as there are different registrations of certificates. If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

    When this letter of transmittal is signed by the registered holder of the old notes listed and transmitted hereby, no endorsement of certificates or separate bond powers are required unless new notes are to be issued in the name of a person other than the registered holder. Signatures on such certificates or bond powers must be guaranteed by an eligible institution. If this letter of transmittal is signed by a person other than the registered holder of the old notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered holder appears on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the exchange agent may require in accordance with the restrictions on transfer applicable to the old notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

    6.  Special issuance and delivery instructions.  If new notes are to be issued in the name of a person other than the registered holder, or if new notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes in this letter of transmittal should be completed. Certificates for old notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes in this letter of transmittal are completed. See instruction 4.

    7.  Irregularities.  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of old notes and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders it determines not to be in proper form or the acceptance of or exchange for which may, in the view of its counsel, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offers set forth in the prospectus under "The Exchange Offers—Conditions to the Exchange Offers" or any conditions or irregularities in any tender of old notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) will be final and binding. No tender of old notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any of its affiliates or assigns, the exchange agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    8.  Questions, requests for assistance and additional copies.  Questions and requests for assistance may be directed to the exchange agent at the specified number or address set forth on the back cover of the prospectus. Additional copies of the prospectus, the notice of guaranteed delivery and the letter of transmittal may be obtained from the exchange agent or from the holder's broker, dealer, commercial bank, trust company or other nominee.

    9.  Lost, destroyed or stolen certificates.  If any certificates representing old notes have been lost, destroyed or stolen, the holder should promptly notify the trustee for the notes. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

    10.  Security transfer taxes.  Holders who tender their old notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, new notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the old notes tendered, or if a transfer tax is imposed for any reason other than the exchange of old notes in connection with the exchange offers, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    Important: This letter of transmittal (or facsimile thereof) and all other required documents must be received by the exchange agent prior to the expiration time relating to the series of old notes being tendered.